ANNTAYLOR STORES CORPORATION
            MANAGEMENT PERFORMANCE COMPENSATION PLAN

           Effective  as of August 7, 1992 the Board adopted  the

Management Performance Compensation Plan (the "Prior Plan").  The

Prior  Plan,  as  amended  and restated hereby  (the  "Plan")  is effective as of the beginning of the Fall 1994 Season, subject to the  approval  of  the stockholders of the Company  at  the  1994

Annual Meeting of Stockholders of the Company.

           1.   PURPOSE.  This Plan is an integral  part  of  the

Company's  over-all  compensation  strategy  which  is  aimed  at attracting  and  retaining in the employ of the Company  and  its

Subsidiaries  highly  motivated,  results-oriented  personnel  of experience  and ability, by basing such personnel's compensation,

in  part,  on their contributions to the growth and profitability of  the Company, thereby giving them incentive to remain with the

Company   and   its   Subsidiaries  and  to  continue   to   make

contributions to the Company in the future.  Further, the purpose of  the  Plan  is  to  serve  as  a qualified  performance  based compensation program under Section 162(m) of the Internal Revenue

Code of 1986, as amended (the "Code").

           2.   DEFINITIONS.  As used in this Plan, the following

capitalized terms shall have the meanings set forth below:

                (a)  "Board" means the Board of Directors of  the

Company.

               (b)  "Budget" means the Company's operating budget

for a six-month Season.

                (c)  "Committee" means the Compensation Committee

of  the  Board, as appointed by the Board from time to  time  and consisting of not less than two directors, at least two  of  whom must  be  an  "outside director" within the  meaning  of  Section

162(m)  of  the  Code.  All actions taken by the Committee  under this  Plan  with  respect to Executive Officers  shall  be  taken solely  by  those  members  of  the Committee  who  are  "outside

directors",  even if less than a majority of the  Committee.   No

member  of  the  Committee shall be eligible for selection  as  a

Participant  at  any time while such person  is  serving  on  the

Committee.

               (d)  "Company" means AnnTaylor Stores Corporation.

                (e)   "Eligible Associate" means a person who  is

eligible to participate in this Plan pursuant to Section 3 below.

                (f)   "Executive Officer" means an officer of the

Company  who,  as of the beginning of a Season, is an  "executive officer"  within the meaning of Rule 3b-7 promulgated  under  the

Securities Exchange Act of 1934 (the "Exchange Act").

                (g)   "Operating Profit" has the meaning assigned

thereto in Section 5(b) hereof.

               (h)  "Participant" means an Eligible Associate who

has  been  designated  as  a  Participant  by  the  Committee  in accordance with Section 4 of this Plan.

                (i)   "Performance Compensation" means  the  cash

amount payable to a Participant pursuant to this Plan.

                (j)   "Performance Percentage"  and  "Performance

Ratio" have the meanings assigned thereto in Section 5(a) hereof.

                 (k)    "Plan"   means  this   AnnTaylor   Stores

Corporation Management Performance Compensation Plan.

               (l)  "Season" means the Company's fiscal six-month

Spring or Fall season.

                (m)   "Subsidiary" means any corporation of which

the Company owns, directly or indirectly, at least a majority  of the outstanding voting capital stock.

           3.  ELIGIBILITY.  Any salaried associate in the employ

of the Company or any of its Subsidiaries (including officers and directors, but excluding persons who are directors only) shall be

eligible   to   become  a  Participant  and  receive  Performance

Compensation under this Plan.

          4.  SELECTION OF PARTICIPANTS.

               (a)   As  promptly as possible after the Company's

Budget for a Season shall have become available, and after having received  the  input  of  the Company's Chief  Executive  Officer pursuant  to  Section 4(b) below, the Committee  shall  designate

from   among   all  Eligible  Associates  those  who   shall   be

Participants under this Plan for such Season.

                (b)   Prior to the beginning of a Season  and  as

promptly  as  possible after the Company's Budget  for  a  Season shall  have become available, the Chief Executive Officer of  the

Company  shall  submit  to the Committee a  list  of  the  names,

titles,  salaries and suggested Performance Percentages of  those

Eligible  Associates who the Chief Executive  Officer  recommends that the Committee designate as Participants under this Plan  for such Season.

                (c)   The  Committee shall have the authority  to

designate from time to time prior to the commencement of as  well as during a Season additional Eligible Associates as Participants under this Plan for such Season.

                 (d)    In  selecting  from  among  all  Eligible

Associates those who shall become Participants in any Season  and in  determining the Performance Percentages of such  Participants for  such  Season, the Committee shall consider the position  and responsibilities of the Eligible Associates, the value  of  their services  to the Company and such other factors as the  Committee deems relevant.

            5.    FORMULA   FOR  DETERMINING  AMOUNT   OF   PERFORMANCE

COMPENSATION.

              (a)  At the time the Committee selects Participants

under  this  Plan for a Season, or within such other time  period which  may  comply with Section 162(m) of the Code, the Committee shall:

     (i)  assign   to   each   Participant   such   Participant's

          individual  "Performance Percentage" for  such  Season;

          and

     (ii) establish  a matrix in the form of the sample  appended hereto as Exhibit A, assigning a "Performance Ratio" to

          various  levels of Operating Profit which  the  Company

          might achieve for such Season.

              (b)  As used in this Plan, "Operating Profit" means

the  consolidated  earnings of the Company and  its  Subsidiaries before  interest, taxes, non-operating income and  expenses,  and

amortization   of  goodwill,  but  after  taking   into   account

Performance Compensation which would be payable under  this  Plan if such Operating Profit were achieved.

              (c)  Subject to adjustment pursuant to Section 5(d)

below,  a  Participant's Performance Compensation for the  Season

for  which  he  or  she  was designated by  the  Committee  as  a

Participant pursuant to Section 4 hereof, shall be equal  to  the product  of  (i)  the Participant's annual base  salary  for  the fiscal  year of which such Season is a part (prorated, as to  any

Participant  who  shall  have become an  Eligible  Associate  and designated as a Participant after the commencement of such fiscal year), multiplied by (ii) the Performance Percentage assigned  to such  Participant  for such Season pursuant  to  Section  5(a)(i)

above, multiplied by (iii) the Performance Ratio achieved by  the

Company  for  such  Season.  An illustration of  how  Performance

Compensation would be calculated is included in Exhibit A to this

Plan.

               (d)   For  any Season, the Board may  establish  a

ceiling  on  the  aggregate  amount which  may  be  paid  out  in

Performance  Compensation  for  such  Season,  expressed   as   a

percentage of the actual Operating Profit of the Company for such

Season.   In the event that such a limit is established  for  any

Season,  the  Performance Compensation otherwise payable  to  all

Participants for such Season pursuant to Section 5(c) above shall be  reduced pro rata.  Notwithstanding any other provision of the

Plan,  no  participant who is an Executive  Officer  may  receive

Performance Compensation for a Season in excess of $500,000.

               (e)  Performance Compensation shall be paid by the

Company  or  the  Subsidiary employing the  Participant  promptly following  the  end  of the Season to which it  relates  and  the

availability  of  the  Company's  final  consolidated   financial

results  for  such  Season.   The foregoing  notwithstanding,  no

payment  of Performance Compensation for a Season may be made  to

an   Executive  Officer  until  the  Company's  Operating  Profit

performance  results  for  that  Season  are  certified  by   the

Committee.   A  Participant  shall not  be  entitled  to  receive

payment  of  Performance Compensation unless such Participant  is still  in  the employ of (and shall not have delivered notice  of resignation  to)  the Company or one of its Subsidiaries  at  the

time the Performance Compensation is actually paid.

           6.   FINALITY OF DETERMINATIONS.  The Committee  shall

administer   this   Plan  and  construe  its   provisions.    Any

determination by the Committee in carrying out, administering  or construing this Plan shall be final and binding for all  purposes and  upon  all  interested  persons and their  respective  heirs,

successors, and legal representatives.

          7.  LIMITATIONS.

               (a)  No person shall at any time have any right to

receive  Performance Compensation hereunder, unless  such  person shall  have  been  designated as a Participant by  the  Committee pursuant  to Section 4 hereof and the other terms and  conditions of  this  Plan shall have been satisfied.  No person  shall  have authority to enter into any agreement for the inclusion of anyone as  a  Participant  or  the awarding of Performance  Compensation hereunder or to make any representation or warranty with  respect

thereto.   Designation of an Eligible Associate as a  Participant

in  any  Season shall not guarantee or require that such Eligible

Associate be designated as a Participant in any later Season.

               (b)   No  action of the Company or  the  Board  in

establishing this Plan, nor any action taken by the Company,  the

Board or the Committee under this Plan, nor any provision of this

Plan,  shall  be construed as conferring upon any  associate  any right  to  continued employment for any period by the Company  or any  of its Subsidiaries, or shall interfere in any way with  the right  of  the  Company  or  any  Subsidiary  to  terminate  such employment.

           8.   AMENDMENT AND TERMINATION OF PLAN.  The Board  at

any  time  and  from time to time may modify, amend,  suspend  or terminate  this Plan, without notice, provided that no  amendment which  requires  stockholder approval in  order  to  comply  with

Section  162(m)  of the Code shall be effective unless  the  same shall  be approved by the requisite vote of stockholders  of  the

Company.

           9.  COMPLIANCE WITH CODE SECTION 162(m).  The Plan  is

designed and intended to comply with Section 162(m) of the  Code,

and  all provisions hereof shall be construed in a manner  to  so comply.

Exhibit A to Management Performance Compensation Plan



                          SAMPLE MATRIX

1. Pursuant to the Plan, the Committee shall establish a matrix for possible actual Operating Profit levels, and set a Performance Ratio for these various levels of Operating Profit. Following is a sample matrix for a Season. The levels of Operating Profit and Performance Ratios set forth below are for illustrative purposes only and shall not be binding on the Committee.

       Operating  Profit (in '000s)              Performance
                                                 Ratio (to 1)

       $50,001 and above . . . . . . . . . . . .  .  .2.0
       $49,001 to $50,000 . . . . . . . . . . . . . . 1.9
       $48,001 to $49,000 . . . . . . . . . . . . . . 1.8
       $47,001 to $48,000 . . . . . . . . . . . . .   1.7
       $46,001 to $47,000 . . . . . . . . . . . . .   1.6
       $45,001 to $46,000 . . . . . . . . . . . . .   1.5
       $44,001 to $45,000 . . . . . . . . . . . . .   1.4
       $43,001 to $44,000 . . . . . . . . . . . . .   1.3
       $42,001 to $43,000 . . . . . . . . . . . . .   1.2
       $41,001 to $42,000 . . . . . . . . . . . . .   1.1
       $40,001 to $41,000 . . . . . . . . . . . . .   1.0
       $39,001 to $40,000 . . . . . . . . . . . . .   0.9
       $38,001 to $39,000 . . . . . . . . . . . . .   0.8
       $37,001 to $38,000 . . . . . . . . . . . . .   0.7
       $36,001 to $37,000 . . . . . . . . . . . . .   0.6
       $35,001 to $36,000 . . . . . . . . . . . . .   0.5
       $34,001 to $35,000 . . . . . . . . . . . . .   0.4
       $33,001 to $34,000 . . . . . . . . . . . . .   0.3
       $32,001 to $33,000 . . . . . . . . . . . . .   0.2
       $31,001 to $32,000 . . . . . . . . . . . . .   0.1
       Below $31,001 . . . . . . . . . . . . . . . .  0.0

2. An example of how the Performance Compensation award would be calculated for a Participant selected by the Committee, based on the above matrix, follows:

  a. Assume  the  Committee has selected  Eligible  Associate
     "Smith", whose annual salary is $100,000, to be a Participant, and has assigned Smith a Performance
     Percentage of 10% for the Season.

  b. Assume the Company achieves actual Operating Profit for the Season of $42,500,000, resulting in a Performance
     Ratio of 1.2.

  c. Smith's  Performance Compensation award for  the  Season would  be equal to the product of (i) $100,000  x  (ii)
     .10 x (iii) 1.2    (i.e., $12,000).